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Supplemental Information
(Unaudited)

December 31, 2001

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
December 31, 2001

To Members of the Investment Community:

        We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Mr. Roger A. Waesche, Jr., Senior Vice President and Chief Financial Officer at (410) 992-7348 or roger.waesche@copt.com.

Shareholder Return

  •
  Our shareholders earned a total return of 29.0% for the year 2001. Our shareholders realized a three-year total return of 116.4% for the period ended December 31, 2001, first among all publicly traded office REITs with a market capitalization greater than $50 million, on the basis of numbers compiled by the National Association of Real Estate Investment Trusts as of December 31, 2001. These return computations include the re-investment of dividends on the ex-dividend date and share price appreciation.

  •
  The market capitalization as of December 31, 2001 exceeded $1 billion for the first time in our company history.

Reporting Period Highlights—Year Ended December 31, 2001

Financial Results

  •
  Reported FFO—diluted of $43,214,000 or $1.29 per share/unit as compared to $37,504,000 or $1.17 per share/unit for the same twelve-month period in 2000, representing an increase of 10.3% per share/unit. Similarly, for the twelve months ended December 31, 2001, reported AFFO—diluted of $34,609,000 or $1.03 per share/unit as compared to $30,554,000 or $.95 per share/unit for the same twelve month period in 2000, representing an increase of 8.4% per share/unit.

  •
  We achieved FFO and AFFO payout ratios of 62.6% and 78.1% for the year.

Acquisitions/Dispositions

  •
  During 2001, we acquired 13 office buildings totaling over 1.1 million square feet for $141.4 million, equating to an average cost of $119.86 per square foot.

  •
  We accomplished our strategic objective of expanding into a new geographic market with our $59.0 million acquisition of a 470,000 square foot building located in the Dulles South submarket of Northern Virginia.

  •
  In June 2001, we disposed of a 65,277 square foot office building for $11.5 million.

Financing and Capital Transactions

  •
  We raised $78.0 million in preferred equity during the year including $64.4 million in public issuances for our Series E (1,150,000 shares) and Series F (1,425,000 shares) preferred offerings. The net proceeds were primarily utilized to fund our acquisition program and development pipeline as well as to repay debt.

  •
  We paid common dividends of $.82 per share in 2001, representing an increase of 5.1% over 2000.

  •
  Given the favorable interest rate environment, we refinanced $129.4 million of permanent loans with a blended interest rate of 7.36% and an average term of 7.1 years. The net proceeds were primarily utilized to repay existing debt.

  •
  We repaid two significant loan maturities including $90.9 million outstanding on our $100.0 million term credit facility with Deutsche Banc and $29.1 million outstanding on our $50.0 million line of credit with Prudential Securities Corp. Additionally, we expanded our Deutsche Banc revolving credit line from $100.0 million to $125.0 million and extended its maturity date for three years through March 2004.

Operations

  •
  While executing new or renewed leases for 1.0 million square feet, we achieved a 72.5% retention ratio for the year, coupled with an 18.5% increase in base rent on a straight-line basis on renewed and retenanted square footage. We also realized a 9.6% cash total rent increase (including base rent and operating expense recoveries) while expending an average capital cost of $6.92 per square foot on this same space.

  •
  We achieved an average occupancy of 96.6% during 2001 and ended the year with 96.1% occupancy and 96.6% leased.

Development

  •
  We completed three buildings totaling 240,245 square feet during 2001 with an average lease-up of 84.8% at date placed into service. As of December 31, 2001, these properties were 91.7% leased.

Reporting Period Highlights—Fourth Quarter 2001

Financial Results

  •
  Reported FFO—diluted of $11,462,000 or $.34 per share/unit for the fourth quarter of 2001 as compared to $9,804,000 or $.31 per share/unit for the comparable 2000 period, representing an increase of 9.7% per share/unit. FFO—diluted increased $1,658,000 or 16.9%, over the comparable 2000 period.

  •
  Reported AFFO—diluted of $8,560,000 or $.25 per share/unit for the fourth quarter of 2001 as compared to $8,228,000 or $.26 per share/unit for the comparable 2000 period, representing a decrease of (3.8%) per share/unit.

Financing and Capital Transactions

  •
  Our debt to market capitalization is 53.7% and our debt to undepreciated book value of real estate assets is 58.6% as of December 31, 2001. We achieved an EBITDA interest coverage ratio of 2.68x and an EBITDA fixed charge coverage ratio of 1.96x for this quarter. Our quarterly weighted average interest rate dropped to 6.85% in the fourth quarter of 2001 from 7.08% in the prior quarter.

Operations

  •
  We renewed 79.1% of our office leases (based upon square footage) with an average capital cost of $12.20 per square foot during the fourth quarter. We realized increases in base rent and total rent on a straight-line basis of 15.2% and 12.6%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base rent and total rent on a cash basis increased 6.1% and 3.8%, respectively, on this renewed and retenanted space.

  •
  Overall occupancy was 96.1% as of December 31, 2001. The occupancy rate was 95.7% in the Baltimore/Washington Corridor, which represents 61.4% of our office square footage and 68.6% of our total office revenues for the fourth quarter of 2001.

  •
  Weighted average lease term of our office portfolio is 4.6 years as of December 31, 2001, with an average contractual rental rate (including tenant reimbursements for operating costs) of $18.06 per square foot.

  •
  We executed a ten-year lease with the Commonwealth of Pennsylvania for 71,514 square feet or 88.5% of 2605 Interstate Drive. This lease represented an expansion of 27,686 square feet and an early renewal of the 43,828 square feet scheduled to expire in November 2002.

Acquisition/Disposition

  •
  Implementing our strategic objective of expanding into new markets, we acquired a 470,000 square foot building in the Dulles South submarket of Northern Virginia for $59.0 million. This building is 99.6% leased to six tenants consisting mainly of defense contractors with an average lease life of 6.5 years. Included in this purchase is a contiguous, 17-acre parcel that can support an additional 400,000 square feet of office space.

Development

  •
  We signed leases for over 28,000 square feet of development space in the fourth quarter including our initial lease at 1304 Concourse for 10,657 square feet. These leases primarily represent expansion opportunities for our existing tenant base.

Subsequent Events

  •
  In January, we signed a ten-year lease for 16,076 square feet for our development property, 6724 Alexander Bell Drive, representing 52.1% of the building.

  •
  In January, BB&T Capital Markets initiated coverage of our stock with a Buy recommendation. As a result, we now have eight analysts covering our stock.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Total Revenues from Real Estate Operations	$33,460	$32,050	$28,711	$28,851	$27,609
Net Operating Income from Real Estate Operations	23,358	22,394	20,153	20,385	19,469
EBITDA	22,731	21,411	20,471	19,490	19,298
Net Income before Preferred Dividends	5,893	5,222	5,081	3,726	4,087
Preferred Dividends	(2,533)	(1,830)	(1,613)	(881)	(782)

Net Income Available to Common Shareholders	$3,360	$3,392	$3,468	$2,845	$3,305

Funds From Operations (FFO)—Diluted	$11,462	$11,034	$10,560	$10,102	$9,804
FFO per diluted share	$0.34	$0.33	$0.32	$0.31	$0.31
Adjusted FFO—Diluted	$8,560	$9,106	$8,591	$8,296	$8,228
Adjusted FFO per diluted share	$0.25	$0.27	$0.26	$0.25	$0.26
Payout Ratios:
FFO—Diluted(A)	60.80%	62.71%	62.43%	64.87%	65.67%
AFFO—Diluted(B)	81.41%	75.98%	76.73%	78.99%	78.25%
Total Dividends/Distributions	$9,366	$8,613	$8,069	$7,334	$7,220

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land—operational	$164,994	$157,789	$142,461	$140,620	$140,018
Land—development	26,751	23,507	24,488	24,683	19,069
Construction in progress	37,493	33,860	30,066	22,228	17,489
Buildings and improvements	738,320	682,474	624,635	615,586	604,666
Investment in and advances to unconsolidated real estate joint ventures	11,047	8,005	12,009	6,877	3,616
Less: accumulated depreciation	(51,552)	(46,361)	(41,659)	(37,652)	(33,271)

Net investment in real estate	927,053	859,274	792,000	772,342	751,587
Cash and cash equivalents	6,640	7,881	2,962	3,806	4,981
Restricted cash	4,947	4,116	9,633	4,468	2,703
Accounts receivable, net	3,805	4,720	4,855	5,519	3,245
Investment in and advances to other unconsolidated entities	2,112	1,939	2,041	2,159	6,124
Deferred rent receivable	11,447	10,511	9,804	9,335	8,644
Deferred charges, net	16,884	16,561	16,357	15,550	12,905
Prepaid and other assets	9,551	8,145	9,383	6,726	4,501
Furniture, fixtures and equipment, net of accumulated depreciation	1,771	1,699	1,772	1,807	147

Total assets	$984,210	$914,846	$848,807	$821,712	$794,837

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$573,327	$508,715	$475,999	$478,913	$474,349
Accounts payable and accrued expenses	10,674	8,923	13,361	10,889	10,227
Rents received in advance and security deposits	6,567	4,319	4,023	4,236	3,883
Dividends/distributions payable	8,965	8,346	7,918	7,203	7,090
Fair value of derivatives	3,781	3,894	2,232	1,993	—
Other liabilities	12,193	11,082	10,637	10,243	—

Total liabilities	615,507	545,279	514,170	513,477	495,549

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	80,158	80,720	78,900	80,467	81,069
Other consolidated partnerships	257	231	224	166	124

Total minority interests	104,782	105,318	103,491	105,000	105,560

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of December 31, 2001)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2001)	13	13	13	13	12
544,000 designated as Series D Cumulative Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2001)	5	5	5	5	—
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2001)	11	11	11	—	—
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2001)	14	14	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,814,701 shares issued as of December 31, 2001)	208	208	208	207	206
Treasury Shares, at cost (166,600 shares as of December 31, 2001)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	285,362	284,834	249,617	221,682	209,388
Cumulative dividends in excess of net income	(14,502)	(13,618)	(12,776)	(12,222)	(11,064)
Value of unearned restricted Common Share grants	(3,275)	(3,229)	(3,042)	(3,042)	(3,399)
Accumulated other comprehensive loss	(2,500)	(2,574)	(1,475)	(1,993)	—

Total beneficiaries' equity	263,921	264,249	231,146	203,235	193,728

Total beneficiaries' equity and minority interests	368,703	369,567	334,637	308,235	299,288

Total liabilities and beneficiaries' equity	$984,210	$914,846	$848,807	$821,712	$794,837

Note:	Prior to January 1, 2001, other unconsolidated entities included Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC (MGK). Subsequent to January 1, 2001, other unconsolidated entities consist solely of MediTract, LLC and Paragon Smart Technologies, LLC.

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)
(Dollars and units in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$29,957	$29,011	$25,960	$25,619	$24,269
Tenant recoveries and other revenue	3,503	3,039	2,751	3,232	3,340

Total Revenues from Real Estate Operations	33,460	32,050	28,711	28,851	27,609
Expenses
Property operating	4,243	4,178	3,492	3,448	3,220
Repairs and maintenance	3,980	3,759	3,595	3,518	3,491
Real estate taxes	1,879	1,719	1,471	1,500	1,429

Total Property Expenses from Real Estate Operations	10,102	9,656	8,558	8,466	8,140
Net Operating Income from Real Estate Operations	23,358	22,394	20,153	20,385	19,469
General and administrative	(1,167)	(1,347)	(1,329)	(1,446)	(1,040)
Equity in income of unconsol. real estate joint ventures	27	27	124	30	—
Earnings from service companies	(218)	(378)	143	(329)	—
Income from real estate services	731	715	1,380	850	1,067
Equity in loss of other unconsolidated entities	—	—	—	—	(198)

EBITDA	22,731	21,411	20,471	19,490	19,298
Interest expense	(8,475)	(8,342)	(7,762)	(8,194)	(8,266)
Series B, E & F Preferred Share dividends	(2,397)	(1,694)	(1,477)	(781)	(782)
Amortization of deferred financing costs	(492)	(397)	(546)	(383)	(416)
Income tax (expense) benefit	207	124	(44)	122	—
Expense (income) associated with options	—	5	—	(61)	—
Depreciation on unconsolidated real estate entities	40	38	70	(4)	(4)
Minority interestholders' share of operations	(23)	(7)	(58)	4	(9)
Depreciation of corporate FF&E	(129)	(104)	(94)	(91)	(17)

Funds From Operations (FFO)—Diluted	11,462	11,034	10,560	10,102	9,804
Depreciation and other amortization	(5,738)	(5,148)	(4,863)	(4,809)	(4,485)
Gain on property sales	—	—	416	—	50
Loss on early extinguishment of debt	(7)	—	(99)	(106)	(2)
Cumulative effect adjustment for accounting change	—	—	—	(263)	—
Expense (income) associated with options	—	(5)	—	61	—
Depreciation on unconsolidated real estate entities	(40)	(38)	(70)	4	4
Minority interestholders' share of operations	23	7	58	(4)	9
Series B, E & F Preferred Share dividends	2,397	1,694	1,477	781	782

Income Before Minority Interests and Preferred Share Dividends	8,097	7,544	7,479	5,766	6,162
Minority Interests:
Preferred Units in Operating Partnership	(571)	(572)	(572)	(572)	(572)
Common Units in Operating Partnership	(1,610)	(1,743)	(1,768)	(1,472)	(1,494)
Other consolidated entities	(23)	(7)	(58)	4	(9)
Preferred Share dividends	(2,533)	(1,830)	(1,613)	(881)	(782)

Net Income Available to Common Shareholders	$3,360	$3,392	$3,468	$2,845	$3,305

Funds From Operations (FFO)—Diluted	$11,462	$11,034	$10,560	$10,102	$9,804
Straight line rents	(952)	(717)	(816)	(690)	(800)
Non-incremental capital expenditures	(1,950)	(1,211)	(1,153)	(1,116)	(776)

Adjusted Funds from Operations—Diluted	$8,560	$9,106	$8,591	$8,296	$8,228

Preferred dividends/distributions(1)	3,104	2,402	2,185	1,453	1,353
Common dividends/distributions	6,262	6,211	5,884	5,881	5,867

Total Dividends/Distributions	$9,366	$8,613	$8,069	$7,334	$7,220

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$0.88	$0.86	$0.78	$0.78	$0.76
Tenant recoveries and other revenue	0.10	0.09	0.08	0.10	0.10

Total Revenues from Real Estate Operations	0.98	0.95	0.86	0.88	0.86
Expenses
Property operating	0.12	0.12	0.10	0.10	0.10
Repairs and maintenance	0.12	0.11	0.11	0.11	0.11
Real estate taxes	0.06	0.05	0.04	0.05	0.04

Total Property Expenses from Real Estate Operations	0.30	0.29	0.26	0.26	0.25
Net Operating Income from Real Estate Operations	0.69	0.67	0.60	0.62	0.61
General and administrative	(0.03)	(0.04)	(0.04)	(0.04)	(0.03)
Equity in income of unconsol. real estate joint ventures	0.00	0.00	0.00	0.00	—
Earnings from service companies	(0.01)	(0.01)	0.00	(0.01)	—
Income from real estate services	0.02	0.02	0.04	0.03	0.03
Equity in loss of other unconsolidated entities	—	—	—	—	(0.01)

EBITDA	0.67	0.64	0.61	0.59	0.60
Interest expense	(0.25)	(0.25)	(0.23)	(0.25)	(0.26)
Series B, E & F Preferred Share dividends	(0.07)	(0.05)	(0.04)	(0.02)	(0.02)
Amortization of deferred financing costs	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Income tax (expense) benefit	0.01	0.00	(0.00)	0.00	—
Expense (income) associated with options	—	0.00	—	(0.00)	—
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	(0.00)	(0.00)	0.00	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.34	0.33	0.32	0.31	0.31
Depreciation and other amortization	(0.17)	(0.15)	(0.15)	(0.15)	(0.14)
Gain on property sales	—	—	0.01	—	0.00
Loss on early extinguishment of debt	(0.00)	—	(0.00)	(0.00)	(0.00)
Cumulative effect adjustment for accounting change	—	—	—	(0.01)	—
Expense (income) associated with options	—	(0.00)	—	0.00	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	0.00	0.00
Minority interestholders' share of operations	0.00	0.00	0.00	(0.00)	0.00
Series B, E & F Preferred Share dividends	0.07	0.05	0.04	0.02	0.02

Income Before Minority Interests and Preferred Share Dividends	0.24	0.22	0.22	0.18	0.19
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.05)	(0.05)	(0.05)	(0.04)	(0.05)
Other consolidated entities	(0.00)	(0.00)	(0.00)	0.00	(0.00)
Preferred Share dividends	(0.07)	(0.05)	(0.05)	(0.03)	(0.02)

Net Income Available to Common Shareholders	$0.10	$0.10	$0.10	$0.09	$0.10

Funds From Operations (FFO)—Diluted	$0.34	$0.33	$0.32	$0.31	$0.31
Straight line rents	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Non-incremental capital expenditures	(0.06)	(0.04)	(0.03)	(0.03)	(0.02)

Adjusted Funds from Operations—Diluted	$0.25	$0.27	$0.26	$0.25	$0.26

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,618	3,299	2,421
Weighted Average Common Shares/Units Outstanding	30,385	30,037	29,746	29,643	29,611

Weighted Average Diluted Shares Outstanding	34,003	33,655	33,364	32,942	32,032

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,618	3,299	2,421
Weighted Average Common Shares/Units Outstanding	30,385	30,037	29,746	29,643	29,611

Weighted Average Diluted Shares Outstanding	34,003	33,655	33,364	32,942	32,032

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2001								2000
	December 31		September 30		June 30		March 31		December 31

Revenues
Rental revenue	90%		91%		90%		89%		88%
Tenant recoveries and other revenue	10%		9%		10%		11%		12%

Total Revenues from Real Estate Operations	100%		100%		100%		100%		100%
Expenses
Property operating	13%		13%		12%		12%		12%
Repairs and maintenance	12%		12%		13%		12%		13%
Real estate taxes	6%		5%		5%		5%		5%

Total Property Expenses from Real Estate Operations	30%		30%		30%		29%		29%
Net Operating Income from Real Estate Operations	70%		70%		70%		71%		71%
General and administrative	(3%	)	(4%	)	(5%	)	(5%	)	(4%	)
Equity in income of unconsol. real estate joint ventures	0%		0%		0%		0%		0%
Earnings from service companies	(1%	)	(1%	)	0%		(1%	)	0%
Income from real estate services	2%		2%		5%		3%		4%
Equity in loss of other unconsolidated entities	0%		0%		0%		0%		(1%	)

EBITDA	68%		67%		71%		68%		70%
Interest expense	(25%	)	(26%	)	(27%	)	(28%	)	(30%	)
Series B, E & F Preferred Share dividends	(7%	)	(5%	)	(5%	)	(3%	)	(3%	)
Amortization of deferred financing costs	(1%	)	(1%	)	(2%	)	(1%	)	(2%	)
Income tax (expense) benefit	1%		0%		(0%	)	0%		0%
Expense (income) associated with options	0%		0%		0%		(0%	)	0%
Depreciation on unconsolidated real estate entities	0%		0%		0%		(0%	)	(0%	)
Minority interestholders' share of operations	(0%	)	(0%	)	(0%	)	0%		(0%	)
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)

Funds From Operations (FFO)—Diluted	34%		34%		37%		35%		36%
Depreciation and other amortization	(17%	)	(16%	)	(17%	)	(17%	)	(16%	)
Gain on property sales	0%		0%		1%		0%		0%
Loss on early extinguishment of debt	(0%	)	0%		(0%	)	(0%	)	(0%	)
Cumulative effect adjustment for accounting change	0%		0%		0%		(1%	)	0%
Expense (income) associated with options	0%		(0%	)	0%		0%		0%
Depreciation on unconsolidated real estate entities	(0%	)	(0%	)	(0%	)	0%		0%
Minority interestholders' share of operations	0%		0%		0%		(0%	)	0%
Series B, E & F Preferred Share dividends	7%		5%		5%		3%		3%

Income Before Minority Interests and Preferred Share Dividends	24%		24%		26%		20%		22%
Minority Interests:
Preferred Units in Operating Partnership	(2%	)	(2%	)	(2%	)	(2%	)	(2%	)
Common Units in Operating Partnership	(5%	)	(5%	)	(6%	)	(5%	)	(5%	)
Other consolidated entities	(0%	)	(0%	)	(0%	)	0%		(0%	)
Preferred Share dividends	(8%	)	(6%	)	(6%	)	(3%	)	(3%	)

Net Income Available to Common Shareholders	10%		11%		12%		10%		12%

Funds From Operations (FFO)—Diluted	34%		34%		37%		35%		36%
Straight line rents	(3%	)	(2%	)	(3%	)	(2%	)	(3%	)
Non-incremental capital expenditures	(6%	)	(4%	)	(4%	)	(4%	)	(3%	)

Adjusted Funds from Operations—Diluted	26%		28%		30%		29%		30%

Annual Selected Financial Summary Data
(Dollars in thousands)

	December 31
	2001	2000	1999
Total Revenues	$123,072	$107,543	$81,112
Net Operating Income	86,290	76,308	58,787
EBITDA	84,103	72,581	55,781
Net Income	19,922	15,134	15,083
Preferred Dividends	(6,857)	(3,802)	(2,854)

Net Income Available to Common Shareholders	$13,065	$11,332	$12,229

Funds From Operations (FFO)—Diluted	$43,214	$37,504	$31,401
FFO per diluted share	$1.29	$1.17	$1.07
Adjusted FFO—Diluted	$34,609	$30,554	$26,056
Adjusted FFO per diluted share	$1.03	$0.95	$0.89
Payout Ratios:
FFO—Diluted(A)	62.56%	66.98%	64.31%
AFFO—Diluted(B)	78.11%	82.22%	77.50%
Total Dividends/Distributions	$33,382	$28,246	$21,694

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted.

Annual Consolidated Balance Sheets
(Dollars in thousands except per share data)

	December 31
	2001	2000	1999
Assets
Investment in real estate:
Land—operational	$164,994	$140,018	$135,641
Land—development	26,751	19,069	13,158
Construction in progress	37,493	17,489	20,667
Buildings and improvements	738,320	604,666	544,967
Investment in and advances to unconsolidated real estate joint ventures	11,047	3,616	—
Less: accumulated depreciation	(51,552)	(33,271)	(18,156)

Net investment in real estate	927,053	751,587	696,277
Cash and cash equivalents	6,640	4,981	2,376
Restricted cash	4,947	2,703	2,041
Accounts receivable, net	3,805	3,245	2,087
Investment in and advances to other unconsolidated entities	2,112	6,124	3,661
Deferred rent receivable	11,447	8,644	4,634
Deferred charges, net	16,884	12,905	7,525
Prepaid and other assets	9,551	4,501	2,221
Furniture, fixtures and equipment, net of accumulated depreciation	1,771	147	212

Total assets	$984,210	$794,837	$721,034

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$573,327	$474,349	$399,627
Accounts payable and accrued expenses	10,674	10,227	6,597
Rents received in advance and security deposits	6,567	3,883	3,776
Dividends/distributions payable	8,965	7,090	6,298
Fair value of derivatives	3,781	—	—
Other liabilities	12,193	—	—

Total liabilities	615,507	495,549	416,298

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367
Common Units in the Operating Partnership	80,158	81,069	88,170
Other consolidated partnerships	257	124	98

Total minority interests	104,782	105,560	112,635

Commitments and contingencies	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of December 31, 2001)	—	—	10
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2001)	13	12	12
544,000 designated as Series D Cumulative Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2001)	5	—	—
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2001)	11	—	—
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2001)	14	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,814,701 shares issued as of December 31, 2001)	208	206	176
Treasury Shares, at cost (166,600 shares as of December 31, 2001)	(1,415)	(1,415)	—
Additional paid-in capital	285,362	209,388	202,867
Cumulative dividends in excess of net income	(14,502)	(11,064)	(7,547)
Value of unearned restricted Common Share grants	(3,275)	(3,399)	(3,417)
Accumulated other comprehensive loss	(2,500)	—	—

Total beneficiaries' equity	263,921	193,728	192,101

Total beneficiaries' equity and minority interests	368,703	299,288	304,736

Total liabilities and beneficiaries' equity	$984,210	$794,837	$721,034

Note: Prior to January 1, 2001, other unconsolidated entities included Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC (MGK).  Subsequent to January 1, 2001, other unconsolidated entities consist solely of MediTract, LLC and Paragon Smart Technologies, LLC.

Annual Consolidated Statements of Operations and Funds From Operations (FFO)
(Amounts in thousands)

	December 31
	2001	2000	1999

Revenues
Rental revenue	$110,547	$93,309	$70,101
Tenant recoveries and other revenue	12,525	14,234	11,011

Total Revenues from Real Estate Operations	123,072	107,543	81,112
Expenses
Property operating	15,361	12,748	9,457
Repairs and maintenance	14,852	13,013	9,042
Real estate taxes	6,569	5,474	3,826

Total Property Expenses from Real Estate Operations	36,782	31,235	22,325
Net Operating Income from Real Estate Operations	86,290	76,308	58,787
General and administrative	(5,289)	(4,867)	(3,204)
Equity in income of unconsol. real estate joint ventures	208	—	—
Earnings from service companies	(782)	—	—
Income from real estate services	3,676	1,450	—
Equity in income (loss) of other unconsolidated entities	—	(310)	198

EBITDA	84,103	72,581	55,781
Interest expense	(32,773)	(30,454)	(21,808)
Series B, E & F Preferred Share dividends	(6,349)	(3,125)	(1,501)
Amortization of deferred financing costs	(1,818)	(1,382)	(975)
Income tax benefit	409	—	—
Expense (income) associated with options	—	—	—
Depreciation on unconsolidated real estate entities	144	(13)	(6)
Minority interestholders' share of operations	(84)	(26)	(8)
Depreciation of corporate FF&E	(418)	(77)	(82)

Funds From Operation (FFO)—Diluted	43,214	37,504	31,401
Depreciation and other amortization	(20,558)	(16,900)	(11,993)
Gain on property sales	416	107	1,140
Loss on early extinguishment of debt	(212)	(153)	(903)
Cumulative effect adjustment for accounting change	(263)	—	—
Expense (income) associated with options	—	—	—
Depreciation on unconsolidated real estate entities	(144)	13	—
Minority interestholders' share of operations	84	26	14
Series B, E & F Preferred Share dividends	6,349	3,125	1,501

Income Before Minority Interests and Preferred Share dividends	28,886	23,722	21,160
Minority Interests:
Preferred Units in Operating Partnership	(2,287)	(2,240)	(2,620)
Common Units in Operating Partnership	(6,593)	(6,322)	(3,449)
Other consolidated entities	(84)	(26)	(8)
Preferred Share dividends	(6,857)	(3,802)	(2,854)

Net Income Available to Common Shareholders	$13,065	$11,332	$12,229

Funds From Operation (FFO)—Diluted	$43,214	$37,504	$31,401
Straight line rents	(3,175)	(4,107)	(2,766)
Non-incremental capital expenditures	(5,430)	(2,843)	(2,579)

Adjusted Funds from Operations	$34,609	$30,554	$26,056

Preferred dividends/distributions	9,144	6,042	5,474
Common dividends/distributions	24,238	22,204	16,220

Total Dividends/Distributions	$33,382	$28,246	$21,694

Weighted average outstanding shares/units	33,481	32,154	29,372

Annual Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	December 31
	2001	2000	1999
Revenues
Rental revenue	$3.30	$2.90	$2.39
Tenant recoveries and other revenue	0.37	0.44	0.37

Total Revenues from Real Estate Operations	3.68	3.34	2.76
Expenses
Property operating	0.46	0.40	0.32
Repairs and maintenance	0.44	0.40	0.31
Real estate taxes	0.20	0.17	0.13

Total Property Expenses from Real Estate Operations	1.10	0.97	0.76
Net Operating Income from Real Estate Operations	2.58	2.37	2.00
General and administrative	(0.16)	(0.15)	(0.11)
Equity in income of unconsol. real estate joint ventures	0.01	0.00	0.00
Earnings from service companies	(0.02)	0.00	0.00
Income from real estate services	0.11	0.05	0.00
Equity in income (loss) of other unconsolidated entities	—	(0.01)	0.01

EBITDA	2.51	2.26	1.90
Interest expense	(0.98)	(0.95)	(0.74)
Series B, E & F Preferred Share dividends	(0.19)	(0.10)	(0.05)
Amortization of deferred financing costs	(0.05)	(0.04)	(0.03)
Income tax benefit	0.01	0.00	0.00
Expense (income) associated with options	0.00	0.00	0.00
Depreciation on unconsolidated real estate entities	0.00	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.01)	(0.00)	(0.00)

Funds From Operation (FFO)—Diluted	1.29	1.17	1.07
Depreciation and other amortization	(0.61)	(0.53)	(0.41)
Gain on property sales	0.01	0.00	0.04
Loss on early extinguishment of debt	(0.01)	(0.00)	(0.03)
Cumulative effect adjustment for accounting change	(0.01)	0.00	0.00
Expense (income) associated with options	0.00	0.00	0.00
Depreciation on unconsolidated real estate entities	(0.00)	0.00	0.00
Minority interestholders' share of operations	0.00	0.00	0.00
Series B, E & F Preferred Share dividends	0.19	0.10	0.05

Income Before Minority Interests and Preferred Share dividends	0.86	0.74	0.72
Minority Interests:
Preferred Units in Operating Partnership	(0.07)	(0.07)	(0.09)
Common Units in Operating Partnership	(0.20)	(0.20)	(0.12)
Other consolidated entities	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.20)	(0.12)	(0.10)

Net Income Available to Common Shareholders	$0.39	$0.35	$0.42

Funds From Operation (FFO)—Diluted	$1.29	$1.17	$1.07
Straight line rents	(0.09)	(0.13)	(0.09)
Non-incremental capital expenditures	(0.16)	(0.09)	(0.09)

Adjusted Funds from Operations	$1.03	$0.95	$0.89

Annual Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	December 31
	2001		2000		1999
Revenues
Rental revenue	90%		87%		86%
Tenant recoveries and other revenue	10%		13%		14%

Total Revenues from Real Estate Operations	100%		100%		100%
Expenses
Property operating	12%		12%		12%
Repairs and maintenance	12%		12%		11%
Real estate taxes	5%		5%		5%

Total Property Expenses from Real Estate Operations	30%		29%		28%
Net Operating Income from Real Estate Operations	70%		71%		72%
General and administrative	(4%	)	(5%	)	(4%	)
Equity in income of unconsol. real estate joint ventures	0%		0%		0%
Earnings from service companies	(1%	)	0%		0%
Income from real estate services	3%		1%		0%
Equity in income (loss) of other unconsolidated entities	0%		(0%	)	0%

EBITDA	68%		67%		69%
Interest expense	(27%	)	(28%	)	(27%	)
Series B, E & F Preferred Share dividends	(5%	)	(3%	)	(2%	)
Amortization of deferred financing costs	(1%	)	(1%	)	(1%	)
Income tax benefit	0%		0%		0%
Expense (income) associated with options	0%		0%		0%
Depreciation on unconsolidated real estate entities	0%		(0%	)	(0%	)
Minority interestholders' share of operations	(0%	)	(0%	)	(0%	)
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)

Funds From Operation (FFO)—Diluted	35%		35%		39%
Depreciation and other amortization	(17%	)	(16%	)	(15%	)
Gain on property sales	0%		0%		1%
Loss on early extinguishment of debt	(0%	)	(0%	)	(1%	)
Cumulative effect adjustment for accounting change	(0%	)	0%		0%
Expense (income) associated with options	0%		0%		0%
Depreciation on unconsolidated real estate entities	(0%	)	0%		0%
Minority interestholders' share of operations	0%		0%		0%
Series B, E & F Preferred Share dividends	5%		3%		2%

Income Before Minority Interests and Preferred Share dividends	23%		22%		26%
Minority Interests:
Preferred Units in Operating Partnership	(2%	)	(2%	)	(3%	)
Common Units in Operating Partnership	(5%	)	(6%	)	(4%	)
Other consolidated entities	(0%	)	(0%	)	(0%	)
Preferred Share dividends	(6%	)	(4%	)	(4%	)

Net Income Available to Common Shareholders	11%		11%		15%
Funds From Operation (FFO)—Diluted	35%		35%		39%
Straight line rents	(3%	)	(4%	)	(3%	)
Non-incremental capital expenditures	(4%	)	(3%	)	(3%	)

Adjusted Funds from Operations	28%		28%		32%
Preferred dividends/distributions	7%		6%		7%
Common dividends/distributions	20%		21%		20%

Total Dividends/Distributions	27%		26%		27%

Quarterly Equity Analysis
(Amounts in thousands, except per share data, share prices and ratios)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Common Equity—End of Quarter
Common Shares(1)	20,648	20,590	20,526	20,429	20,409
Common Units	9,607	9,617	9,307	9,388	9,388

Total	30,255	30,207	29,833	29,817	29,797

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding	0	0	0	0	0
Conversion Ratio	1.8748	1.8748	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	0	0	0	0	0
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding(2)	544	544	544	544	n/a
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	n/a
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding(3)	1,150	1,150	1,150	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a
Redeemable Series F Shares Outstanding(4)	1,425	1,425	n/a	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a
Weighted Average Shares:
Weighted Average Common Shares Outstanding	20,186	20,141	20,077	19,982	19,947
Weighted Average Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	878	—
Weighted Average Dilutive Options	590	481	334	273	276
Weighted Average Common Units	9,609	9,415	9,335	9,388	9,388
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	34,003	33,655	33,364	32,942	32,032

Common Shares Trading Volume
Average Daily Volume (Shares)	23	30	24	21	13
Average Daily Volume (Dollars in thousands)	$261.76	$313.45	$237.66	$198.00	$122.20
As a Percentage of Common Shares	0.1%	0.1%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$12.71	$11.50	$10.60	$9.98	$10.00
Quarterly Low	$10.75	$9.86	$9.36	$9.03	$8.94
Quarterly Average	$11.50	$10.61	$10.10	$9.59	$9.63
End of Quarter	$11.87	$10.90	$10.00	$9.51	$9.94
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$99,017	$70,267	$56,667
Market Value of Common Shares/Units	359,127	329,256	298,330	283,560	296,106

Total Equity Market Capitalization	$493,768	$463,898	$397,347	$353,826	$352,773

Total Debt	$573,327	$508,715	$475,999	$478,913	$474,349

Total Market Capitalization	$1,067,095	$972,613	$873,346	$832,739	$827,122

Debt to Total Market Capitalization	53.7%	52.3%	54.5%	57.5%	57.3%
Debt to Undepreciated Book Value of Real Estate Assets	58.6%	56.2%	57.1%	59.1%	60.4%

(1)
Net of 166,600 treasury shares as of December 31, 2001.
(2)
We issued 544,000 Convertible Series D preferred shares on January 25, 2001.
(3)
We issued 1,150,000 Cumulative Redeemable Series E preferred shares on April 6, 2001.
(4)
We issued 1,425,000 Cumulative Redeemable Series F preferred shares on September 13, 2001.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2001				2000
	December 31	September 30	June 30	March 31	December 31

PRICING MULTIPLES
NOI Multiple
(Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	11.00x	10.93x	10.82x	10.17x	10.54x
EBITDA Multiple
(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	11.30x	11.43x	10.66x	10.64x	10.63x
FFO Multiple
(Quarter End Common Share Price / Ann. FFO—diluted)	8.80x	8.31x	7.90x	7.75x	8.12x
AFFO Multiple
(Quarter End Common Share Price / Ann. AFFO—diluted)	11.79x	10.07x	9.71x	9.44x	9.67x
NOI Yield
(Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.09%	9.15%	9.24%	9.83%	9.49%
EBITDA Yield
(Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.85%	8.75%	9.38%	9.40%	9.41%
FFO Yield
(Ann. FFO / Quarter End Common Share Price)	11.36%	12.03%	12.66%	12.90%	12.32%
AFFO Yield
(Ann. AFFO / Quarter End Common Share Price)	8.48%	9.93%	10.30%	10.59%	10.34%
Total Market Capitalization Per Square Foot
((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA)(1)	$137.71	$133.29	$129.16	$124.70	$127.79
RETURNS
Yield on Real Estate Owned—NOI
(Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.71%	11.12%	10.54%	10.85%	10.58%
Yield on Real Estate Owned—EBITDA
(Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.42%	10.63%	10.71%	10.37%	10.49%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBTDA / Avg. Equity & Minority Interest)	15.45%	14.85%	15.82%	14.87%	14.72%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Debt Outstanding
Mortgage Loans	$445,951	$475,163	$409,670	$356,872	$329,955
Construction Loans	17,376	15,852	13,099	18,950	33,058
Revolving Credit Facility	—	—	—	29,091	29,091
Secured Revolving Credit Facility	110,000	17,700	53,230	74,000	82,245

	$573,327	$508,715	$475,999	$478,913	$474,349

Average Outstanding Balance
Mortgage Loans	$428,231	$446,784	$377,222	$344,023	$325,971
Construction Loans	16,648	15,502	10,436	26,967	28,277
Revolving Credit Facility	—	—	28,445	29,091	22,545
Secured Revolving Credit Facility	89,110	52,548	59,123	75,507	90,910

	$533,989	$514,834	$475,226	$475,588	$467,703

Interest Rate Structure
Fixed	$326,701	$328,029	$305,431	$240,501	$201,715
Variable	96,626	—	—	13,412	147,634
Variable Subject to Interest Rate Protection(1-4)	150,000	180,686	170,568	225,000	125,000

	$573,327	$508,715	$475,999	$478,913	$474,349

% of Fixed Rate Loans(A)	56.98%	64.48%	64.17%	50.22%	42.52%
% of Variable Rate Loans	43.02%	35.52%	35.83%	49.78%	57.48%

	100.00%	100.00%	100.00%	100.00%	100.00%

(A)Excludes interest rate protection agreements.
Average Interest Rates
Mortgage & Construction Loans	6.71%	7.12%	7.31%	7.44%	7.84%
Revolving Credit Facility	n/a	n/a	6.71%	7.31%	8.17%
Secured Revolving Credit Facility	7.32%	6.73%	6.93%	7.85%	8.38%
Total Weighted Average	6.85%	7.08%	7.22%	7.50%	7.96%
Debt Ratios
Debt to Total Market Capitalization	53.7%	52.3%	54.5%	57.5%	57.3%
Debt to Undepreciated Book Value of Real Estate Assets	58.6%	56.2%	57.1%	59.1%	60.4%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI	2.76x	2.68x	2.60x	2.49x	2.36x
(NOI / Interest)
Interest Coverage—EBITDA	2.68x	2.57x	2.64x	2.38x	2.33x
(EBITDA / Interest)
Interest Coverage—EBITDA—YTD	2.57x	2.53x	2.50x	2.38x	2.38x
(EBITDA / Interest—Year-to-date)
Debt Service Coverage—NOI	2.38x	2.32x	2.28x	2.23x	2.09x
(NOI / (Interest+Principal Amortization))
Debt Service Coverage—EBITDA	2.31x	2.22x	2.32x	2.13x	2.07x
(EBITDA / (Interest+Principal Amortization))
Fixed Charge Coverage—NOI	2.02x	2.08x	2.03x	2.11x	2.02x
(NOI / (Interest+Preferred Distribution))
Fixed Charge Coverage—EBITDA	1.96x	1.99x	2.06x	2.02x	2.01x
(EBITDA / (Interest + Preferred Distribution))

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.
(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.
(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.
(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	69.81%	69.87%	70.19%	70.66%	70.52%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	67.93%	66.80%	71.30%	67.55%	69.90%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	3.49%	4.20%	4.63%	5.01%	3.77%
G&A as a % of EBITDA
(G&A / EBITDA)	5.13%	6.29%	6.49%	7.42%	5.39%
Quarter end occupancy for operating portfolio	96.07%	97.18%	96.92%	96.95%	97.03%
Quarter end % leased for operating portfolio	96.59%	97.57%	97.60%	98.39%	98.17%
Non-Incremental Capital Expenditures	$1,950	$1,211	$1,153	$1,116	$776
Non-Incremental Capital Expenditures per average square feet	$0.26	$0.17	$0.17	$0.17	$0.12
Non-Incremental Capital Expenditures per Diluted Share	$0.06	$0.04	$0.03	$0.03	$0.02
Non-Incremental Capital Expenditures as a % of NOI	8.35%	5.41%	5.72%	5.47%	3.99%

Quarterly Dividend Analysis

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Common Share Dividends
Dividends per share/unit	$0.21	$0.21	$0.20	$0.20	$0.20
Increase over prior quarter	0.0%	5.0%	0.0%	0.0%	0.0%
Increase over prior year	5.0%	5.0%	5.3%	5.3%	5.3%
Common Dividend Payout Ratios
Payout—FFO—Diluted	60.8%	62.7%	62.4%	64.9%	65.7%
((Dividend + Distributions)/FFO)
Payout—AFFO—Diluted	81.4%	76.0%	76.7%	79.0%	78.3%
(Dividend /FAD)
Dividend Coverage—FFO—Diluted	1.64x	1.59x	1.60x	1.54x	1.52x
(FFO /dividends)
Dividend Coverage—AFFO—Diluted	1.23x	1.32x	1.30x	1.27x	1.28x
(AFFO /dividends)
Common Dividend Yields
Dividend Yield	7.08%	7.71%	8.00%	8.41%	8.05%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends
Preferred Share Dividends Per Share	$0.34375	$0.34375	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	5.50%	5.50%	5.50%	5.50%	5.50%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends(1)
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	n/a
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a
Series E Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	n/a	n/a
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a
Series F Preferred Share Dividends(3)
Preferred Share Dividends Per Share	$0.61719	$0.61719	n/a	n/a	n/a
Preferred Share Dividend Yield	9.875%	9.875%	n/a	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a

(1)
We issued 544,000 of Series D Convertible Preferred Shares on January 25, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.1833 per share.

(2)
We issued 1,150,000 of Series E Cumulative Redeemable Preferred Shares on April 6, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.6050 per share.

(3)
We issued 1,425,000 of Series F Cumulative Redeemable Preferred Shares on September 13, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.123435 per share.

Investor Composition and Analyst Coverage
(as of December 31, 2001)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Constellation Real Estate, Inc.	8,876,171	—	2	8,876,173	26.20%
Insiders	1,149,628	7,831,137	—	8,980,765	26.51%
Institutional Ownership	3,420,683	—	—	3,420,683	10.10%
Other / Retail	7,201,619	1,776,222	3,617,472	12,595,313	37.18%

	20,648,101	9,607,359	3,617,474	33,872,934	100.00%

RESEARCH COVERAGE	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001	December 31, 2000

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x
Janney Montgomery Scott	x	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2001 per Vickers Stock Research Corporation.

Debt Maturity Schedule—December 31, 2001
(Dollars in thousands)

	Mortgages		Construction Loans(1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity(2)	$125,000 Secured Revolving Credit Facility	Total Scheduled Payments
2002	$5,675	$50,000	$158	$—	$—	$55,833
2003	6,255	22,121	173	17,045	—	45,594
2004	6,664	72,078	—	—	110,000	188,742
2005	6,282	16,368	—	—	—	22,650
2006	6,154	59,975	—	—	—	66,129
2007	5,050	20,442	—	—	—	25,492
2008	3,200	142,879	—	—	—	146,079
2009	332	22,476	—	—	—	22,808

	$39,612	$406,339	$331	$17,045	$110,000	$573,327

Notes:

(1)
The construction loan balances as of December 31, 2001 represent the outstanding balances as of that date.

(2)
We have the right to extend construction loans of $10,396 and $6,980, for a one-year period subject to certain conditions, upon maturity in 2002. The above table reflects the maturities in 2003, as if the loans had been extended.

We have obtained interest rate protection agreements as follows:
$50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.
$100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region — December 31, 2001

	Operating Property Count	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Office Properties
Baltimore /Washington Corridor
2730 Hercules Road	1	Owned	BWI Airport	MD	1990	M	240,336
132 National Business Parkway	2	Owned	BWI Airport	MD	2000	M	118,456
2701 Technology Drive (201 NBP)	3	JV	BWI Airport	MD	2001	M	91,643	26,357
2721 Technology Drive (221 NBP)	4	Owned	BWI Airport	MD	2000	M	117,890
1306 Concourse Drive	5	Owned	BWI Airport	MD	1990	M	114,046
870-880 Elkridge Landing Road	6	Owned	BWI Airport	MD	1981	M	97,161
900 Elkridge Landing Road	7	Owned	BWI Airport	MD	1982	M	97,139
1199 Winterson Road	8	Owned	BWI Airport	MD	1988	M	96,636
920 Elkridge Landing Road	9	Owned	BWI Airport	MD	1982	M	96,566
134 National Business Parkway	10	Owned	BWI Airport	MD	1999	M	93,482
133 National Business Parkway	11	Owned	BWI Airport	MD	1997	M	88,666
141 National Business Parkway	12	Owned	BWI Airport	MD	1990	M	86,964
135 National Business Parkway	13	Owned	BWI Airport	MD	1998	M	86,863
1302 Concourse Drive	14	Owned	BWI Airport	MD	1996	M	84,607
7467 Ridge Road	15	Owned	BWI Airport	MD	1990	M	73,756
881 Elkridge Landing Road	16	Owned	BWI Airport	MD	1986	M	73,572
7240 Parkway Drive	17	Owned	BWI Airport	MD	1985	M	73,500
1099 Winterson Road	18	Owned	BWI Airport	MD	1988	M	70,938
131 National Business Parkway	19	Owned	BWI Airport	MD	1990	M	68,906
1190 Winterson Road	20	Owned	BWI Airport	MD	1987	M	68,567
849 International Drive	21	Owned	BWI Airport	MD	1988	M	68,397
911 Elkridge Landing Road	22	Owned	BWI Airport	MD	1985	M	68,296
1201 Winterson Road	23	Owned	BWI Airport	MD	1985	M	67,903
999 Corporate Boulevard	24	Owned	BWI Airport	MD	2000	M	67,351
7318 Parkway Drive	25	Owned	BWI Airport	MD	1984	S	59,204
900 International Drive	26	Owned	BWI Airport	MD	1986	S	57,140
930 International Drive	27	Owned	BWI Airport	MD	1986	S	57,140
901 Elkridge Landing Road	28	Owned	BWI Airport	MD	1984	M	56,847
891 Elkridge Landing Road	29	Owned	BWI Airport	MD	1984	M	56,489
921 Elkridge Landing Road	30	Owned	BWI Airport	MD	1983	M	54,057
939 Elkridge Landing Road	31	Owned	BWI Airport	MD	1983	M	53,031
938 Elkridge Landing Road	32	Owned	BWI Airport	MD	1984	M	52,988
940 Elkridge Landing Road	33	Owned	BWI Airport	MD	1984	M	51,704
800 International Drive	34	Owned	BWI Airport	MD	1988	S	50,979
1340 Ashton Road	35	Owned	BWI Airport	MD	1989	S	46,400
7321 Parkway Drive	36	Owned	BWI Airport	MD	1984	S	39,822
1334 Ashton Road	37	Owned	BWI Airport	MD	1989	S	37,565
1331 Ashton Road	38	Owned	BWI Airport	MD	1989	S	29,936
1350 Dorsey Road	39	Owned	BWI Airport	MD	1989	S	19,992
1344 Ashton Road	40	Owned	BWI Airport	MD	1989	M	16,865
1341 Ashton Road	41	Owned	BWI Airport	MD	1989	S	15,841
1343 Ashton Road	42	Owned	BWI Airport	MD	1989	S	9,962
2711 Technology Drive (211 NBP)		JV	BWI Airport	MD		M		150,000
1304 Concourse Drive		Owned	BWI Airport	MD		M		100,000

Subtotal (continued on next page)							2,977,603	276,357

Property Summary by Region — December 31, 2001 (continued)

	Operating Property Count	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Subtotal (continued from prior page)							2,977,603	276,357
1615 and 1629 Thames Street	43	Owned	Baltimore City	MD	1989	M	103,683
9690 Deereco Road	44	Owned	North Baltimore Co.	MD	1988	M	133,737
375 West Padonia Road	45	Owned	North Baltimore Co.	MD	1986	M	100,804
7200 Riverwood Drive	46	Owned	Howard Co. Perimeter	MD	1986	S	160,000
9140 Route 108	47	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
6940 Columbia Gateway Drive	48	Owned	Howard Co. Perimeter	MD	1999	M	108,737
6950 Columbia Gateway Drive	49	Owned	Howard Co. Perimeter	MD	1998	M	107,778
7067 Columbia Gateway Drive	50	Owned	Howard Co. Perimeter	MD	2001	M	82,953
6750 Alexander Bell Drive	51	Owned	Howard Co. Perimeter	MD	2001	M	78,460
6700 Alexander Bell Drive	52	Owned	Howard Co. Perimeter	MD	1988	M	75,635
6740 Alexander Bell Drive	53	Owned	Howard Co. Perimeter	MD	1992	M	61,957
8815 Centre Park Drive	54	Owned	Howard Co. Perimeter	MD	1987	M	53,782
6716 Alexander Bell Drive	55	Owned	Howard Co. Perimeter	MD	1990	M	52,002
Montpelier Research Phase I	56	JV	Howard Co. Perimeter	MD	2001	S	43,785
7065 Columbia Gateway Drive	57	Owned	Howard Co. Perimeter	MD	2000	S	38,560
6760 Alexander Bell Drive	58	Owned	Howard Co. Perimeter	MD	1991	M	37,248
7063 Columbia Gateway Drive	59	Owned	Howard Co. Perimeter	MD	2000	S	36,936
6708 Alexander Bell Drive	60	Owned	Howard Co. Perimeter	MD	1988	M	35,040
7061 Columbia Gateway Drive	61	Owned	Howard Co. Perimeter	MD	2000	M	29,604
6731 Columbia Gateway Drive		Owned	Howard Co. Perimeter	MD		M		122,889
Robert Fulton Drive—Phase I		JV	Howard Co. Perimeter	MD		M		115,850
6724 Alexander Bell Drive		Owned	Howard Co. Perimeter	MD		M		30,855
14502 Greenview Drive	62	Owned	Laurel	MD	1988	M	71,873
14504 Greenview Drive	63	Owned	Laurel	MD	1985	M	69,194
4260 Forbes Boulevard		JV	Lanham	MD		S		54,692
6009 - 6011 Oxon Hill Road	64	Owned	Southern Prince George's County	MD	1990	M	181,768

Total Baltimore / Washington Corridor:							4,791,139	600,643

Greater Philadelphia
753 Jolly Road	1	Owned	Blue Bell	PA	1960/1992-94	M	419,472
785 Jolly Road	2	Owned	Blue Bell	PA	1970/1996	M	219,065
760 Jolly Road	3	Owned	Blue Bell	PA	1974/1994	M	208,854
751 Jolly Road	4	Owned	Blue Bell	PA	1966/1991	M	112,958

Total Greater Philadelphia:							960,349	—

Property Summary by Region — December 31, 2001 (continued)

	Operating Property Count	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Greater Harrisburg
2605 Interstate Drive	1	Owned	East Shore	PA	1990	M	81,187
6345 Flank Drive	2	Owned	East Shore	PA	1989	S	69,443
6340 Flank Drive	3	Owned	East Shore	PA	1988	S	68,200
2601 Market Place	4	Owned	East Shore	PA	1989	M	67,743
6400 Flank Drive	5	Owned	East Shore	PA	1992	S	52,439
6360 Flank Drive	6	Owned	East Shore	PA	1988	S	46,500
6385 Flank Drive	7	Owned	East Shore	PA	1995	S	32,800
6380 Flank Drive	8	Owned	East Shore	PA	1991	S	32,000
6405 Flank Drive	9	Owned	East Shore	PA	1991	S	32,000
95 Shannon Road	10	Owned	East Shore	PA	1999	S	21,976
75 Shannon Road	11	Owned	East Shore	PA	1999	S	20,887
6375 Flank Drive	12	Owned	East Shore	PA	2000	S	19,783
85 Shannon Road	13	Owned	East Shore	PA	1999	S	12,863
5035 Ritter Road	14	Owned	West Shore	PA	1988	S	56,556
5070 Ritter Road—Building A	15	Owned	West Shore	PA	1989	S	32,309
5070 Ritter Road—Building B	16	Owned	West Shore	PA	1989	S	28,000

Total Greater Harrisburg:							674,686	—

Northern/Central New Jersey
431 Ridge Road	1	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
429 Ridge Road	2	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
68 Culver Road	3	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
104 Interchange Plaza	4	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
101 Interchange Plaza	5	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
47 Commerce	6	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
437 Ridge Road	7	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
7 Centre Drive	8	Owned	Exit 8A—Cranbury	NJ	1989	S	19,466
8 Centre Drive	9	Owned	Exit 8A—Cranbury	NJ	1986	S	16,199
2 Centre Drive	10	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
4301 Route 1	11	Owned	Monmouth Junction	NJ	1986	M	61,300
695 Route 46	12	Owned	Wayne	NJ	1990	M	157,394
710 Route 46	13	Owned	Wayne	NJ	1985	M	101,120

Total Northern / Central New Jersey:							903,972	—

Northern Virginia
15000 Conference Center Drive	1	Owned	Chantilly	VA	1989	M	470,406

Total Northern Virginia:							470,406	—

TOTAL OFFICE PROPERTIES	98						7,800,552	600,643

Retail Properties
114 National Business Parkway		Owned	BWI Airport	MD		S	—	10,000

TOTAL RETAIL PROPERTIES							—	10,000

TOTAL PORTFOLIO	98						7,800,552	610,643

Property Occupancy Rates by Region by Quarter

	Office
	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office	Retail	Total Portfolio
December 31, 2001
Number of Buildings	4	64	13	16	1	98	—	98
Rentable Square Feet	960,349	4,791,139	903,972	674,686	470,406	7,800,552	—	7,800,552
Percent Occupied	100.00%	95.68%	95.80%	91.17%	99.56%	96.07%	0.00%	96.07%
September 30, 2001
Number of Buildings	4	64	13	16	—	97	—	97
Rentable Square Feet	960,349	4,759,623	904,854	677,903	—	7,302,729	—	7,302,729
Percent Occupied	100.00%	98.33%	95.65%	87.19%	0%	97.18%	0%	97.18%
June 30, 2001
Number of Buildings	4	58	13	16	—	91	—	91
Rentable Square Feet	960,349	4,413,104	904,854	677,903	—	6,956,210	—	6,956,210
Percent Occupied	100.00%	97.96%	94.19%	89.41%	0%	96.92%	0%	96.92%
March 31, 2001
Number of Buildings	4	55	14	16	—	89	—	89
Rentable Square Feet	960,349	4,258,610	970,048	677,458	—	6,866,465	—	6,866,465
Percent Occupied	100.00%	97.76%	94.03%	91.75%	0%	96.95%	0%	96.95%
December 31, 2000
Number of Buildings	4	49	14	16	—	83	—	83
Rentable Square Feet	960,349	3,864,766	970,048	677,468	—	6,472,631	—	6,472,631
Percent Occupied	100.00%	97.84%	93.07%	93.86%	0%	97.03%	0%	97.03%

Top Twenty Office Tenants as of December 31, 2001
(Dollars and Square Feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America(3)	20	870	11.6%	$16,004	12.1%	4.7
AT&T Local Services(4)(5)	6	415	5.5%	8,487	6.4%	6.8
Unisys(6)	3	741	9.9%	7,444	5.6%	7.5
Dyncorp Information Systems, LLC	1	244	3.3%	5,033	3.8%	9.0
Ciena Corporation(7)	5	298	4.0%	3,816	2.9%	3.4
General Dynamics Government Corp.	3	162	2.2%	3,609	2.7%	7.3
Magellan Behavioral Health, Inc.	2	151	2.0%	3,308	2.5%	2.1
Booz-Allen & Hamilton	3	128	1.7%	2,525	1.9%	3.5
Johns Hopkins University(4)	5	126	1.7%	2,496	1.9%	4.6
Commonwealth of Pennsylvania(4)	9	178	2.4%	2,385	1.8%	6.6
Merck & Co., Inc.(6)	1	219	2.9%	2,237	1.7%	7.5
Corvis Operations, Inc.	3	117	1.6%	1,980	1.5%	5.2
Bookham Technology, Inc.	1	150	2.0%	1,870	1.4%	6.1
Northrop Grumman Systems	1	61	0.8%	1,554	1.2%	6.8
Genuity, Inc.	1	59	0.8%	1,538	1.2%	2.4
Arbros Communications, Inc.	1	92	1.2%	1,533	1.2%	9.3
First American Credit Management Solutions, Inc.	1	71	0.9%	1,410	1.1%	6.9
Sun Microsystems, Inc.	2	61	0.8%	1,403	1.1%	4.0
Deutsche Banc Alex. Brown	1	84	1.1%	1,327	1.0%	2.4
Ameritrade Holding Corporation	1	63	0.8%	1,318	1.0%	8.5
Subtotal Top 20 Office Tenants	70	4,290	57.2%	71,277	54.0%	5.8
All remaining tenants	376	3,204	42.8%	60,781	46.0%	3.2

Total/Weighted Average	446	7,494	100.0%	$132,058	100.0%	4.6

(1)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
AT&T Local Services subleases 173,072 square feet under 2 leases which expire March 30, 2002. Effective April 1, 2002, this same 173,072 square feet will become directly leased by AT&T Local Services with expiration dates ranging from 2006 through 2009. The above weighted average lease term reflects the expiration date of these direct leases.

(6)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

(7)
In addition to the 298,482 square feet directly leased, Ciena Corporation also subleases 107,064 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter(1)
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	22,911	22,558	18,654	18,573	17,224
Northern/Central New Jersey	4,786	4,757	4,998	4,922	5,311
Greater Harrisburg	2,231	2,174	2,483	2,789	2,271
Northern Virginia	947	—	—	—	—

Total Office Properties	33,381	31,995	28,641	28,790	27,312

Retail Properties:
Total Retail Properties	—	—	—	—	72

Total Regional Rental Revenue	$33,381	$31,995	$28,641	$28,790	$27,384

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Office Properties:
Greater Philadelphia	$2,478	$2,476	$2,469	$2,486	$2,481
Baltimore/Washington Corridor	15,745	15,539	12,704	12,614	11,571
Northern/Central New Jersey	2,890	2,819	3,173	3,028	3,418
Greater Harrisburg	1,640	1,506	1,736	2,195	1,718
Northern Virginia	527	—	—	—	—

Total Office Properties	23,280	22,340	20,082	20,323	19,188

Retail Properties:
Total Retail Properties	—	—	—	—	55

Total Regional NOI	$23,280	$22,340	$20,082	$20,323	$19,243

Other income/expenses, net	78	54	71	62	226

Total NOI	$23,358	$22,394	$20,153	$20,385	$19,469

Same Office Property Cash Net Operating Income by Quarter(1)
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Office Properties:(2)
Greater Philadelphia	$2,410	$2,408	$2,364	$2,363	$2,363
Baltimore/Washington Corridor	10,713	11,477	11,122	11,215	11,100
Northern/Central New Jersey	2,850	2,779	2,845	2,665	2,889
Greater Harrisburg	1,577	1,446	1,668	1,682	1,651

Total Office Properties	$17,550	$18,110	$17,999	$17,925	$18,003

Same Office Property GAAP Net Operating Income by Quarter(1)
(Dollars in thousands)

	2001				2000
	December 31	September 30	June 30	March 31	December 31
Office Properties:(2)
Greater Philadelphia	$2,496	$2,495	$2,497	$2,497	$2,497
Baltimore/Washington Corridor	10,770	11,560	11,348	11,501	11,470
Northern/Central New Jersey	2,922	2,854	2,939	2,756	3,059
Greater Harrisburg	1,584	1,454	1,696	1,714	1,688

Total Office Properties	$17,772	$18,363	$18,480	$18,468	$18,714

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
4th Quarter 2001 Average
Number of Buildings	4	47	13	15	79
Rentable Square Feet	960,349	3,598,743	903,972	655,975	6,119,039
Percent Occupied	100.00%	95.45%	95.82%	88.70%	95.49%
3rd Quarter 2001 Average
Number of Buildings	4	47	13	15	79
Rentable Square Feet	960,349	3,598,081	904,854	658,120	6,121,404
Percent Occupied	100.00%	98.55%	95.19%	86.61%	97.00%
2nd Quarter 2001 Average
Number of Buildings	4	47	13	15	79
Rentable Square Feet	960,349	3,597,701	904,834	657,823	6,120,707
Percent Occupied	100.00%	98.17%	94.22%	89.95%	96.99%
1st Quarter 2001 Average
Number of Buildings	4	47	13	15	79
Rentable Square Feet	960,349	3,597,449	904,771	657,678	6,120,247
Percent Occupied	100.00%	97.43%	92.19%	93.98%	96.69%
4th Quarter 2000 Average
Number of Buildings	4	47	13	15	79
Rentable Square Feet	960,349	3,594,997	904,771	657,685	6,117,802
Percent Occupied	100.00%	97.63%	92.97%	92.77%	96.79%

(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
Other(3)	8	48,694	0.6%	$31	0.0%	$0.64
2002	98	994,175	13.3%	17,978	13.6%	18.08
2003	95	833,099	11.1%	14,319	10.8%	17.19
2004	71	828,934	11.1%	16,569	12.5%	19.99
2005	63	744,854	9.9%	14,779	11.2%	19.84
2006	54	652,783	8.7%	12,366	9.4%	18.94
2007	16	454,641	6.1%	7,531	5.7%	16.56
2008	11	767,559	10.2%	14,557	11.0%	18.97
2009	13	1,222,057	16.3%	14,736	11.2%	12.06
2010	12	710,381	9.5%	14,509	11.0%	20.42
2011	4	165,443	2.2%	3,536	2.7%	21.37
2012	1	71,514	1.0%	1,147	0.9%	16.04

Total/Weighted Average	446	7,494,134	100.0%	$132,058	100.0%	$18.06

NOTE: As of December 31, 2001, the weighted average lease term is 4.6 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
For Twelve Months Ended December 31, 2001:
Expiring Square Feet	—	522,069	36,241	200,524	758,834
Vacated Square Feet	—	164,841	6,050	38,031	208,922
Renewed Square Feet	—	357,228	30,191	162,493	549,912
Retention Rate (% based upon square feet)	0.00%	68.43%	83.31%	81.03%	72.47%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	19.19%	32.17%	11.83%	18.51%
Increase in Total Rent—Straight-line	0.00%	15.76%	25.31%	10.34%	15.24%
Increase in Base Rent—Cash	0.00%	13.19%	27.78%	4.20%	12.27%
Increase in Total Rent—Cash	0.00%	10.31%	21.37%	3.55%	9.60%
Average Capital Cost per Square Foot	$—	$6.40	$11.87	$7.04	$6.92
For Twelve Months Ended December 31, 2000:
Expiring Square Feet	—	483,339	151,975	65,986	701,300
Vacated Square Feet	—	153,154	42,877	17,377	213,408
Renewed Square Feet	—	330,185	109,098	48,609	487,892
Retention Rate (% based upon square feet)	0.00%	68.31%	71.79%	73.67%	69.57%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	14.10%	20.80%	0.68%	15.65%
Increase in Total Rent—Straight-line	0.00%	10.10%	13.41%	2.22%	10.42%
Increase in Base Rent—Cash	0.00%	10.49%	14.22%	–1.05%	10.59%
Increase in Total Rent—Cash	0.00%	6.64%	4.42%	0.62%	5.71%
Average Capital Cost per Square Foot	$—	$6.27	$21.34	$2.81	$9.28
For Twelve Months Ended December 31, 1999:
Expiring Square Feet	—	234,042	67,934	93,962	395,938
Vacated Square Feet	—	16,349	8,513	25,567	50,429
Renewed Square Feet	—	217,693	59,421	68,395	345,509
Retention Rate (% based upon square feet)	0.00%	93.01%	87.47%	72.79%	87.26%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	15.98%	19.44%	12.10%	16.22%
Increase in Total Rent—Straight-line	0.00%	11.66%	15.57%	11.12%	12.48%
Increase in Base Rent—Cash	0.00%	11.57%	16.12%	10.32%	12.41%
Increase in Total Rent—Cash	0.00%	8.13%	4.62%	9.05%	7.45%
Average Capital Cost per Square Foot	$—	$5.49	$15.31	$1.11	$6.60

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended December 31, 2001:
Expiring Square Feet	—	84,400	4,276	53,256	141,932
Vacated Square Feet	—	24,674	—	5,005	29,679
Renewed Square Feet	—	59,726	4,276	48,251	112,253
Retention Rate (% based upon square feet)	0.00%	70.77%	100.00%	90.60%	79.09%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	12.52%	17.24%	18.61%	15.16%
Increase in Total Rent—Straight-line	0.00%	9.42%	6.74%	17.70%	12.58%
Increase in Base Rent—Cash	0.00%	5.95%	11.02%	5.78%	6.08%
Increase in Total Rent—Cash	0.00%	3.10%	1.07%	5.08%	3.80%
Average Capital Cost per Square Foot	$—	$9.56	$8.92	$15.25	$12.20
Quarter Ended September 30, 2001:
Expiring Square Feet	—	182,914	7,777	97,943	288,634
Vacated Square Feet	—	122,030	—	—	122,030
Renewed Square Feet	—	60,884	7,777	97,943	166,604
Retention Rate (% based upon square feet)	0.00%	33.29%	100.00%	100.00%	57.72%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	13.01%	25.29%	8.18%	11.93%
Increase in Total Rent—Straight-line	0.00%	10.17%	15.05%	6.47%	9.07%
Increase in Base Rent—Cash	0.00%	8.22%	18.70%	5.90%	7.87%
Increase in Total Rent—Cash	0.00%	5.76%	9.46%	4.64%	5.51%
Average Capital Cost per Square Foot	$—	$7.34	$5.67	$0.95	$4.40
Quarter Ended June 30, 2001:
Expiring Square Feet	—	174,078	22,678	45,325	242,081
Vacated Square Feet	—	16,922	6,050	33,026	55,998
Renewed Square Feet	—	157,156	16,628	12,299	186,083
Retention Rate (% based upon square feet)	0.00%	90.28%	73.32%	27.14%	76.87%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.86%	38.02%	13.69%	26.15%
Increase in Total Rent—Straight-line	0.00%	19.76%	32.98%	10.21%	21.02%
Increase in Base Rent—Cash	0.00%	19.81%	34.23%	4.57%	21.00%
Increase in Total Rent—Cash	0.00%	15.52%	29.50%	2.37%	16.63%
Average Capital Cost per Square Foot	$—	$3.87	$14.05	$6.50	$5.58

Quarterly Office Renewal Analysis—(Continued)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended March 31, 2001:
Expiring Square Feet	—	80,677	1,510	4,000	86,187
Vacated Square Feet	—	1,215	—	—	1,215
Renewed Square Feet	—	79,462	1,510	4,000	84,972
Retention Rate (% based upon square feet)	0.00%	98.49%	100.00%	100.00%	98.59%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	23.01%	2.78%	–28.63%	20.44%
Increase in Total Rent—Straight-line	0.00%	20.31%	2.03%	–18.63%	18.20%
Increase in Base Rent—Cash	0.00%	15.15%	2.78%	–30.74%	12.95%
Increase in Total Rent—Cash	0.00%	12.84%	2.03%	–20.55%	11.12%
Average Capital Cost per Square Foot	$—	$7.20	$0.42	$1.70	$6.88
Quarter Ended December 31, 2000:
Expiring Square Feet	—	75,372	3,174	6,623	85,169
Vacated Square Feet	—	29,132	—	—	29,132
Renewed Square Feet	—	46,240	3,174	6,623	56,037
Retention Rate (% based upon square feet)	0.00%	61.35%	100.00%	100.00%	65.80%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.55%	21.47%	–17.49%	17.74%
Increase in Total Rent—Straight-line	0.00%	15.08%	11.19%	–9.98%	10.57%
Increase in Base Rent—Cash	0.00%	18.45%	20.00%	–18.85%	13.19%
Increase in Total Rent—Cash	0.00%	9.73%	10.01%	–11.15%	6.66%
Average Capital Cost per Square Foot	$—	$10.27	$17.92	$1.10	$9.72

Acquisition Summary as of December 31, 2001
(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	December 31, 2001 Occupancy Percentage	Investment(1)
Wholly Owned Portfolio:
6700 Alexander Bell Drive(2)	Howard County Perimeter	5/14/01	75,635	75,635	100.0%	100.0%	$8,774
6708 Alexander Bell Drive(2)	Howard County Perimeter	5/14/01	35,040	35,040	100.0%	100.0%	4,485
920 Elkridge Landing Road(3)	BWI Airport	7/2/01	96,566	96,566	100.0%	100.0%	11,017
938 Elkridge Landing Road(3)	BWI Airport	7/2/01	52,988	52,988	100.0%	100.0%	5,991
940 Elkridge Landing Road(3)	BWI Airport	7/2/01	51,704	51,704	100.0%	100.0%	4,928
891 Elkridge Landing Road(3)	BWI Airport	7/2/01	56,489	56,489	100.0%	86.3%	6,181
901 Elkridge Landing Road(3)	BWI Airport	7/2/01	56,847	50,155	88.2%	75.6%	5,741
870-880 Elkridge Landing Road	BWI Airport	8/3/01	97,161	97,161	100.0%	100.0%	11,479
7061 Columbia Gateway Drive	Howard County Perimeter	8/30/01	29,604	29,604	100.0%	100.0%	4,137
7063 Columbia Gateway Drive	Howard County Perimeter	8/30/01	36,936	36,936	100.0%	100.0%	5,179
7065 Columbia Gateway Drive	Howard County Perimeter	8/30/01	38,560	38,560	100.0%	100.0%	5,407
7067 Columbia Gateway Drive	Howard County Perimeter	8/30/01	82,032	82,032	100.0%	100.0%	9,143
15000 Conference Center Drive	Chantilly	11/30/01	470,406	468,339	99.6%	99.6%	58,968

Total			1,179,968	1,171,209	99.3%	98.0%	$141,430

(1)
Initial investment recorded by property as of December 31, 2001 for asset purchase.

(2)
In conjunction with these operating properties, we also purchased a 30,855 square foot property to be redeveloped.

(3)
We held a 40% ownership interest in these office properties through a joint venture agreement from March 21, 2001 through July 1, 2001. Effective July 2, 2001, we acquired the remaining 60% ownership for $6.9 million.

Disposition Summary as of December 31, 2001
(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
Individual Property:
19 Commerce	Cranbury, NJ	6/18/01	65,277	$11,525	$7,000	$4,525

Development Summary as of December 31, 2001
(Dollars in thousands except square feet and per square foot data)

Property and Location	Submarket	Owned or Joint Venture (JV)	Rentable Square Feet	Percentage Pre-Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Loan Commitment	Outstanding Loan as of 12/31/01	Anticipated Stabilization/Delivery
Under Construction
6724 Alexander Bell Drive(1) Columbia, Maryland	Howard County Perimeter	Owned	30,855	52.10%	$157	$4,835	$3,423	$—	$—	March 2002
4260 Forbes Boulevard—Phase I Laurel, Maryland(2)	Lanham	JV	54,692	43.08%	101	5,505	5,616	9,026	4,690	April 2002
Robert Fulton Drive—Phase IA Columbia, Maryland(2)	Howard County Perimeter	JV	115,850	0.00%	116	13,406	8,833	14,000	5,214	June 2002
2711 Technology Drive (211 NBP) Annapolis Junction, MD	BWI Airport	JV	150,000	100.00%	174	26,135	20,630	20,550	10,615	June 2002
6731 Columbia Gateway Drive Columbia, Maryland	Howard County Perimeter	Owned	122,889	0.00%	176	21,613	18,370	15,750	10,396	September 2002
1304 Concourse Drive Linthicum, MD	BWI Airport	Owned	100,000	10.66%	166	16,572	12,545	11,855	6,980	September 2002

TOTAL / AVERAGE			574,286	34.88%	$153	$88,066	$69,417	$71,181	$37,895

Note 1: 2701 Technology Drive (201 NBP) totaling 118,000 square feet was placed into service in December of 2001, and the property was 89% leased. This property is held through a joint venture. The joint venture has obtained a $13,725 construction loan and $9,976 is outstanding as of December 31, 2001.

Note 2: 114 National Business Parkway was placed into service on January 2, 2002. This property is wholly-owned and serves as an amenity for the National Business Park.

(1)
We purchased this property in May 2001 and are redeveloping.

(2)
The loan commitments and outstanding loan balances as of December 31, 2001 for these joint venture properties cover Phase I and Phase II development activities.

Joint Venture Summary as of December 31, 2001
(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment		Off-Balance Sheet Debt as of 12/31/01	Recourse to COPT	Option to Acquire Partner's Interest
2701 Technology Drive (201 NBP) Annapolis Junction, Maryland	50%	Operational	118,000		$2,587	(a)	$9,976	Yes, 100%	Yes
Montpelier Research Phase I Laurel, Maryland	80%	Operational	43,785		1,008		4,446	No	Yes
4260 Forbes Boulevard Laurel, Maryland	80%	Lease-Up	54,692		924		4,690	Yes, 50%	Yes
2711 Technology Drive (211 NBP) Annapolis Junction, Maryland	50%	Construction	150,000		1,682	(a)	10,615	Yes, 100%	Yes
Robert Fulton Drive (Phase I & II) Columbia, Maryland	80%	Construction/ Development	115,850	12 acres	3,903		5,214	Yes, 80%	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,326		—	N/A	Yes
140 NBP Annapolis Junction, Maryland	20%	Development		8 acres	2,885		—	N/A	No

TOTAL					$15,315		$34,941

(a)
Upon formation of these joint ventures, we contributed land and have recorded our investment as land, construction in progress and buildings and improvements on our balance sheet. In addition, we obtained an option to acquire the joint venture partners' interest for a pre-determined price. Accordingly, we recorded a liability and are accreting towards the pre-determined purchase price over the respective time period. Refer to our most recent Form 10-Q for additional disclosure.

QuickLinks

Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Annual Selected Financial Summary Data (Dollars in thousands)
Annual Consolidated Balance Sheets (Dollars in thousands except per share data)
Annual Consolidated Statements of Operations and Funds From Operations (FFO) (Amounts in thousands)
Annual Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Annual Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of December 31, 2001)
Debt Maturity Schedule—December 31, 2001 (Dollars in thousands)
Property Summary by Region — December 31, 2001
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of December 31, 2001 (Dollars and Square Feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter(1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Average Occupancy Rates by Region for Same Office Properties(1)
Office Lease Expiration Analysis by Year
Year to Date Office Renewal Analysis
Quarterly Office Renewal Analysis
Acquisition Summary as of December 31, 2001 (Dollars in thousands)
Disposition Summary as of December 31, 2001 (Dollars in thousands)
Development Summary as of December 31, 2001 (Dollars in thousands except square feet and per square foot data)
Joint Venture Summary as of December 31, 2001 (Dollars in thousands except acreage and square feet)